SALE AND PURCHASE AGREEMENT

This Sale and Purchase Agreement (this “Agreement”) is dated as of October 24, 2018, between Global eMacMall Limited., a company incorporated in Hong Kong (the “Company”), Document Security Systems, Inc., a New York corporation (“DSS”), and Li Kin Pong, a resident of Hong Kong holding Identity Card No. C661382 (“LKP”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, and in reliance upon the provisions of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”):

1) the Company desires to issue and sell to DSS, 5,100 shares of its common shares equivalent to 51% of its total outstanding shares for an aggregate purchase price of US$4,641,000;

2) as consideration for the Company’s shares, DSS desires to issue and sell to Company, 3,200,000 shares of its common stock at US$1.10 per share, equaling US$3,520,000, and to pay the remaining amount of the purchase price, being US$1,121,000, by way of cash or in promissory notes, as determined in DSS’s sole discretion; and

3) if the net earnings of the Company in calendar year 2018 is less than US$1,300,000, then the purchase price of US$4,641,000 will be reduced by the amount of the short-fall of the net earnings for calendar year 2018 multiplied by a price to earnings ratio of 7, and a corresponding adjustment to the remaining balance owed in cash or under any existing promissory note will be made.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and DSS agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.3.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

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“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.2(a).

“Closing Date” means the Trading Day on which all of the Transaction Documents required pursuant to Section 2.2(a) have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Company’s obligations to deliver the Shares and (ii) DSS’s obligations to deliver the DSS Shares, in each case, have been satisfied or waived, but in no event later than sixty (60) days following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or DSS or their respective Subsidiaries which would entitle the holder thereof to acquire at any time common stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, common stock.

“Company Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“DSS Common Stock” means the common stock of DSS, $0.02 par value per share.

“DSS Shares” means 3,200,000 shares of DSS Common Stock sold to the Company pursuant to this Agreement.

“DSS Trading Market” means the New York American LLC Exchange.

“DSS Transfer Agent” means American Stock Transfer & Trust Company, LLC.”

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.3(h).

“IFRS” means the International financial reporting standards developed by the International Accounting Standards Board.

“Intellectual Property” means any or all of the following: (a) proprietary inventions (whether patentable or not), invention disclosures, industrial designs, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (b) proprietary business, technical and know-how information, non-public information and confidential information including databases and data collections; (c) works of authorship (including computer programs, source code, object code, whether embodied in software, firmware or otherwise), architecture, artwork, logo images, documentation, files, records, schematics, emulation and simulation reports, test vectors and hardware development tools; (d) proprietary processes, devices, prototypes, schematics, test methodologies and hardware development tools; (e) logos, trade names, trade dress, trademarks, service marks, World Wide Web addresses, uniform resource locators and domain names; and (f) any similar or equivalent property of the foregoing.

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“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of a party hereto and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on such party’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Material Permits” means all certificates, authorizations and permits issued by the applicable federal, state, local or foreign regulatory authorities necessary for a party hereto to conduct its business except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Required Approvals” means a requirement to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by a party hereto of the Transaction Documents that has not been obtained, other than the filings specifically required pursuant to this Agreement and such filings as may be required to be made by DSS under applicable securities laws.

“Regulation S” means Regulation S promulgated under the Securities Act, including Rules 901 through 905 thereof.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

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“SEC Reports” shall have the meaning ascribed to such term in Section 3.3(h).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the 5,100 shares of Common Stock issued to DSS pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of DSS Common Stock).

“Subsidiary” means any subsidiary of the Company or DSS, as applicable, and shall, where applicable, also include any direct or indirect subsidiary of the Company or DSS formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading of DSS Common Stock.

“Trading Market” means any of the following markets or exchanges on which the DSS Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer and Trust Company, LLC, the current transfer agent of DSS, and any successor transfer agent of DSS, and any foreign transfer agent of Company.

ARTICLE II.
PURCHASE AND SALE

2.1 Purchase Price. The aggregate purchase price that DSS shall pay for the Shares of Common Stock making up the 51% equity ownership interest in the Company is US$4,641,000 (the “Purchase Price”), consisting of (i) 3,200,000 shares of DSS common stock, par value $0.02 per share, at US$1.10 per share, totaling US$3,520,000 (the “DSS Shares”) plus (ii) in DSS’s sole discretion, cash or promissory notes in the amount of US$1,121,000. The terms of the cash payment or promissory notes referenced in subsection (ii) above will be determined as of the Closing Date. If the net after-tax earnings of Company for calendar year 2018 is less than US$1,300,000, then the Purchase Price will be reduced by the amount of the short-fall multiplied by a PE ratio of 7, and a corresponding adjustment to the remaining balance owed in cash or under any existing promissory notes will be made.

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2.2 Closing.

(a) Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein:

(i) the Company agrees to issue and sell, and DSS agrees to purchase, the Shares;

(ii) DSS agrees to sell, and the Company agrees to purchase, the DSS Shares;

(iii) the Company shall deliver to DSS the Shares and the other items set forth in Section 2.3 deliverable at Closing; and

(iv) DSS shall deliver to the Company the DSS Shares and the other items set forth in Section 2.3 deliverable at Closing.

Upon satisfaction of the covenants and conditions set forth in Sections 2.3 and 2.4, the Closing shall occur at such location as the parties shall mutually agree.

2.3 Deliveries.

(a) On or prior to the Closing Date (except as otherwise required hereby), the Company shall deliver or cause to be delivered to DSS the following:

(i) this Agreement duly executed by the Company;

(ii) book-entry documentation or a stock certificate representing the Shares within five (5) Trading Days following Closing.

(b) On or prior to the Closing Date, DSS shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement duly executed by DSS; and

(ii) book-entry documentation or a stock certificate representing the DSS Shares within five (5) Trading Days following Closing.

2.4 Closing Conditions.

(a) The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:

(i) the completion to the satisfaction of the Company of a due diligence review of DSS;

(ii) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of DSS contained herein (unless as of a specific date therein, in which case they shall be accurate as of such date);

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(iii) all obligations, covenants and agreements of DSS required to be performed at or prior to the Closing Date shall have been performed;

(iv) the delivery by DSS of the items set forth in Section 2.3(b) of this Agreement; and

(v) there shall have been no Material Adverse Effect with respect to DSS since the date hereof.

(b) The obligations of DSS hereunder in connection with the Closing are subject to the following conditions being met:

(i) The completion to the satisfaction of DSS of a due diligence review of the Company, including the completion of a report to DSS by BDO on the Company’s financial condition and operations;

(ii) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company and of LKP contained herein (unless as of a specific date therein, in which case they shall be accurate as of such date);

(iii) all obligations, covenants and agreements of the Company and of LKP required to be performed at or prior to the Closing Date shall have been performed;

(iv) the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement;

(v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(vi) DSS securing additional listing approval from the NYSE American Stock Exchange for the DSS Shares being sold pursuant to this Agreement, prior to the Closing Date.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company and LKP. The Company and LKP each hereby makes the following representations and warranties to DSS:

(a) Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

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(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

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(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents that has not been obtained, other than the Required Approvals.

(f) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.

(g) Capitalization. The Company has not issued any capital stock since the date of its most recent balance sheet delivered by the Company to DSS as part of DSS’s due diligence review. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents except for any such rights that have been waived. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than DSS) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all applicable laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or between or among any of the Company’s stockholders.

(h) Reports; Financial Statements. The Company has filed all reports as required by law or regulation to file (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “Company Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such Reports prior to the expiration of any such extension. If the Company is not under any legal or regulatory obligaton to file reports then Company Reports shall include all information and materials delivered to DSS by the Company as part of DSS’s due diligence review. As of their respective dates, the Company Reports complied in all material respects and none of the Company Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company Reports comply in all material respects with applicable accounting requirements at the time of filing. Such financial statements have been prepared in accordance with IFRS applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by IFRS, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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(i) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), or (ii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all applicable Hong Kong, foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety, intellectual property and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(j) Regulatory Permits. The Company and the Subsidiaries possess all Material Permits, except where the failure to possess such Material Permits could not reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(k) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with IFRS and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

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(l) Intellectual Property. The Company and its Subsidiaries own or possess all Intellectual Property, except where the lack of such ownership or rights to use would not have a Material Adverse Effect. The Company is not aware of any infringement of or conflict with asserted rights of others with respect to any of the Company’s Intellectual Property or the operation of the Company’s business. The Company and its subsidiaries have taken all steps necessary to perfect its ownership of and interest in the Company’s Intellectual Property.

(m) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, general liability insurance coverage at least equal to USD$5,000,000 and directors and officers insurance coverage at least equal to USD$2,000,000. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(n) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. DSS shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(o) Liabilities. The Company has no liability, except liabilities that (i) have been reflected in the Company financial statements delivered by the Company to DSS, (ii) have arisen in the ordinary course of the Company’s or its Subsidiaries’ business since the date of those financial statements, or (iii) are executory obligations arising in the ordinary course of the Company’s business under any contracts (and not as a result of any breach thereof). The Company and its Subsidiaries have no indebtedness that is not reflected in the Company financial statements delivered by the Company to DSS.

(p) Disclosure. All of the disclosure furnished by or on behalf of the Company to DSS regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that DSS does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(q) Accounts Receivable. All accounts receivable of the Company (a) are reflected accurately on the Company financial statements provided by the Company to DSS, (b) arose from bona fide sales of products or services to Persons not affiliated with the Company or its Subsidiaries and in the ordinary course of the Company’s or its Subsidiaries’ business and (c) constitute valid, undisputed claims of the Company not subject to valid claims of setoff or other defenses or counterclaims.

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(r) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all Hong Kong, federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(s) Suppliers and Customers. No licensor, vendor, supplier or material customer of the Company has canceled or otherwise modified its relationship with the Company in a materially adverse manner, and no such Person has communicated (orally or in writing) to the officers, directors or other senior managers of the Company any intention to do so. The consummation of the Transactions will not adversely affect any such relationships, nor will the consummation of the Transactions constitute a breach of any contract with the licensors, vendors, suppliers or customers of the Company.

(t) Litigation. Neither the Company nor any Subsidiary is a party to any pending litigation that seeks to enjoin or restrict its ability to issue and sell the Shares hereunder, which, if decided adversely to the Company or any Subsidiary, could reasonably be expected to adversely affect their ability to consummate the Transactions contemplated hereby.

(u) Acknowledgment Regarding DSS’s Purchase of the Shares. The Company acknowledges and agrees that DSS is acting solely in the capacity of an arm’s length company with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that DSS is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by DSS or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to DSS’s purchase of the Shares. The Company further represents to DSS that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(v) Own Account; Understandings or Arrangements. DSS understands that the Shares are not registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling the Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of the Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting DSS’s right to sell the Shares in compliance with applicable federal and state securities laws).

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(w) Experience of the Company. The Company, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the DSS Shares and has so evaluated the merits and risks of such investment. The Company is able to bear the economic risk of an investment in the DSS Shares and is able to afford a complete loss of such investment.

(x) Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Company has not, nor has any Person acting on behalf of or pursuant to any understanding with the Company directly or indirectly executed any purchases or sales, including Short Sales, of the securities of DSS during the period commencing as of the time that the Company first received a term sheet (written or oral) from DSS or any other Person representing DSS setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement, the Company has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(y) Access to Information. The Company acknowledges that it and its authorized representatives has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of DSS and DSS concerning the terms and conditions of the offering of the DSS Shares and the merits and risks of investing in the DSS Shares; (ii) access to information about DSS and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that DSS or DSS possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

DSS acknowledges and agrees that the representations contained in Section 3.1 shall not modify, amend or affect the Company’s right to rely on DSS’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

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3.2 Representations and Warranties of LKP. LKP hereby makes the following representations and warranties to DSS:

(a) Ownership of the Company. LKP is the sole record and beneficial owner of all equity interests in the Company, which constitute all of the outstanding equity interests in the capital of the Company. LKP has good and valid title to all such equity interests, free and clear of all Liens, claims, demands and restrictions on transfer.

(b) Authorization; Enforcement. LKP has the requisite capacity and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out his obligations hereunder and thereunder, and no further action is required by him in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which LKP is a party has been (or upon delivery will have been) duly executed by him and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of LKP enforceable against him in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance by LKP of this Agreement and the other Transaction Documents to which he is a party, and the consummation by him of the transactions contemplated hereby and thereby do not and will not (i) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (ii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (i) and (ii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d) Litigation. LKP is not a party to any pending litigation that seeks to enjoin or restrict his ability to enter into this Agreement or consummate the Transactions, which, if decided adversely to LKP, could reasonably be expected to adversely affect his ability to consummate the Transactions contemplated hereby.

(e) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by LKP to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. None of DSS, the Company or any Company Subsidiary shall have any obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

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LKP acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect the DSS’s right to rely on LKP’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

3.3 Representations and Warranties of DSS. Except as set forth in DSS’s previously filed DSS Reports, which shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained therein, DSS hereby makes the flowing representations and warranties to the Company:

(a) Subsidiaries. DSS owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. DSS and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither DSS nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of DSS and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. DSS has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by DSS and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of DSS and no further action is required by DSS, the Board of Directors or DSS’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by DSS and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of DSS enforceable against DSS in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d) No Conflicts. The execution, delivery and performance by DSS of this Agreement and the other Transaction Documents to which it is a party, the sale of the DSS Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of DSS’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of DSS or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing DSS or Subsidiary debt or otherwise) or other understanding to which DSS or any Subsidiary is a party or by which any property or asset of DSS or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which DSS or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of DSS or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. DSS is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by DSS of the Transaction Documents that has not been obtained, other than the Required Approvals.

(f) DSS Shares. The DSS Shares are validly issued, fully paid and nonassessable, free and clear of all Liens imposed by DSS. DSS has reserved from its duly authorized capital stock the maximum number of shares of DSS Common Stock issuable pursuant to this Agreement.

(g) Capitalization. DSS has not issued any capital stock since its most recently filed SEC Report. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents except for any such rights that have been waived. The sale of the DSS Shares will not obligate DSS to issue shares of DSS Common Stock or other securities to any Person (other than the Company) and will not result in a right of any holder of DSS securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of DSS are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all applicable securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the DSS Board of Directors, the DSS Board of Directors or others is required for the issuance and sale of the DSS Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to DSS’s capital stock to which DSS is a party or, to the knowledge of DSS, between or among any of DSS’s stockholders.

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(h) SEC Reports; Financial Statements. DSS has filed all reports, schedules, forms, statements and other documents required to be filed by DSS by applicable law and with the DSS Trading Market for the twelve months preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of applicable law and the SEC Trading Market, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of DSS included in the SEC Reports comply in all material respects with applicable accounting requirements and applicable rules and regulations, including those of the DSS Trading Market, with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes so required, and fairly present in all material respects the financial position of DSS and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Compliance. Neither DSS nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by DSS or any Subsidiary under), nor has DSS or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), or (ii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

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(j) Regulatory Permits. DSS and its Subsidiaries possess all Material Permits, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect, and neither DSS nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(k) Title to Assets. DSS and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of DSS and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by DSS and the Subsidiaries and (ii) Liens for the payment of governmental or other taxes, for which appropriate reserves have been made in accordance with generally accepted international accounting practices and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by DSS and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which DSS and the Subsidiaries are in compliance.

(l) Intellectual Property. DSS and its Subsidiaries own or possess all Intellectual Property, except where the lack of such ownership or rights to use would not have a Material Adverse Effect. DSS is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any of DSS’s Intellectual Property or the operation of DSS’s business. DSS and its subsidiaries have taken all steps necessary to perfect its ownership of and interest in DSS’s Intellectual Property.

(m) Insurance. DSS and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which DSS and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to USD$2,000,000. Neither DSS nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(n) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by DSS or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(o) Listing and Maintenance Requirements. The DSS Common Stock is registered to the extent required with all applicable securities laws, and DSS has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the DSS Common Stock under such laws nor has DSS received any notification that termination of such registration is contemplated.

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(p) Disclosure. In the event that DSS elects to provide the Company or LKP, or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise publicly disclosed, it shall require such parties to execute a non-disclosure agreement with respect to such information, prior to disclosure. DSS understands and confirms that the Company will rely on the foregoing representation in effecting transactions in securities of DSS. All of the disclosure furnished by or on behalf of DSS or DSS to the Company regarding DSS and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. DSS acknowledges and agrees that neither the Company nor LPK makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.1 or Section 3.2 hereof, respectively.

(q) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, DSS and its Subsidiaries each (i) has made or filed all applicable income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of DSS or of any Subsidiary know of no basis for any such claim.

(r) Acknowledgment Regarding the Company’s Purchase of the DSS Shares. DSS acknowledges and agrees that the Company is acting solely in the capacity of an arm’s length company with respect to the Transaction Documents and the transactions contemplated thereby. DSS further acknowledges that the Company is not acting as a financial advisor or fiduciary of DSS (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Company or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Company’s purchase of the DSS Shares. DSS further represents to the Company that DSS’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by DSS and its representatives.

(s) Experience of DSS. DSS, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. DSS is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

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(t) Certain Transactions and Confidentiality. Other than to other Persons party to this Agreement, DSS has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(u) Access to Information. DSS acknowledges that it and its authorized representatives has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the Company Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

The Company acknowledges and agrees that the representations contained in Section 3.3 shall not modify, amend or affect DSS’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Furnishing of Information. Until the time that Company or LPK owns no DSS Shares, DSS agrees to use commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by DSS after the date hereof pursuant to the Exchange Act.

4.2 Integration. DSS shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the DSS Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.3 Shareholder Rights Plan. No claim will be made or enforced by either party hereto or, with the consent of such party, any other Person, that either party is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by such party, or that such party could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving the securities purchased by the party pursuant to the Transaction Documents or under any other agreement between the Company and/or LPK and DSS.

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4.4 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, each party hereto covenants and agrees with the other party that neither it, nor any other Person acting on its behalf will provide the other party or its agents or counsel with any information that the providing party believes constitutes material non-public information, unless prior thereto the other party shall have entered into a written agreement with the providing party regarding the confidentiality and use of such information. Each party hereto understands and confirms that the other party shall be relying on the foregoing covenant in effecting transactions in securities of the other party.

4.5 Certain Transactions and Confidentiality. Each party covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by DSS, each party will maintain the confidentiality of the existence and terms of this Agreement.

4.6 Lock-up. Each of Company and LKP irrevocably agree that, for a period of one (1) year following the Closing Date, they will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition by them (or any Affiliate) of the DSS Shares.

4.7 Appointment of Directors to the Board. Immediately prior to the Closing, the Board of Directors of Company shall be set at three (3) members. At any time after the Closing, LKP shall be entitled to appoint one director and DSS shall be entitled to appoint two directors to the Board of Directors of Company. At all times thereafter, DSS shall have the right to seat a majority of the Board of Directors of the Company.

4.8 Indemnification. In consideration of each Party’s execution and delivery of this Agreement and the Transaction Documents to which it is a party and in addition to all of a Party’s other obligations under this Agreement and the Transaction Documents, a Party shall defend, protect, indemnify and hold harmless the other Party and all of its stockholders, partners, members, officers, directors, employees (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by such Party in this Agreement or any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of such Party contained in this Agreement or any of the Transaction Documents, or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of this Agreement or any of the Transaction Documents, or (B) the status of such Party either as an investor in the Company or DSS, as the case may be, pursuant to the transactions contemplated by this Agreement and the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking may be unenforceable for any reason against a Party, the responsible Party shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against an indemnifying Party or others, and (B) any liabilities the indemnifying Party may be subject to pursuant to the law.

ARTICLE V.
MISCELLANEOUS

5.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to DSS. DSS shall pay all DSS Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by DSS), stamp taxes and other taxes and duties levied in connection with the delivery of any DSS Shares.

5.2 Entire Agreement. The Transaction Documents, together with any exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail, with confirmation of delivery, at the facsimile number or e-mail address set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile, with confirmation of delivery, at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) upon delivery if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

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5.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company, LKP and DSS or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party (other than by merger). Either party, if permitted, may assign any or all of its rights under this Agreement to any Person to whom that party assigns or transfers any securities purchased pursuant to this Agreement, provided that such transferee agrees in writing to be bound, with respect to the transferred securities, by the provisions of the Transaction Documents that apply to the assigning party.

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof, effective upon receipt. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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5.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.11 Replacement of Shares. If any certificate or instrument evidencing any of the Shares or the DSS Shares is mutilated, lost, stolen or destroyed, the issuing party shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the other party of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Shares or DSS Shares.

5.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, DSS and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.13 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.14 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock or DSS Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock or DSS Common Stock that occur after the date of this Agreement.

5.15 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ONE PARTY AGAINST THE OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature page follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Sale and Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

DOCUMENT SECURITY SYSTEMS, INC.		Address for Notice: 200 Canal View Blvd., Suite 300 Rochester, NY 14623

By:	/s/ Jeffrey Ronaldi
Name:	Jeffrey Ronaldi
Title:	Chief Executive Officer

global emacmall limited		Address for Notice: No. 31 Fung Kong Tsuen Road Lau Fau Shan, Yuen Long New Territories, Hong Kong

By:	/s/ Li Kin Pong
Name:	LI KIN PONG
Title:	Chief Executive Officer

LI KIN PONG		Address for Notice: No. 31 Fung Kong Tsuen Road Lau Fau Shan, Yuen Long New Territories, Hong Kong
/s/ Li Kin Pong
Name:	Li Kin Pong

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